CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : February 1999
Beginning of the Month Principal Receivables :                                                                 10,640,664,033.58
                                                                                                              ------------------
Beginning of the Month Finance Charge Receivables :                                                               341,175,416.39
                                                                                                              ------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                              ------------------
Beginning of the Month Total Receivables :                                                                     10,981,839,449.97
                                                                                                              ------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                              ------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                              ------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                              ------------------

Additional Principal Receivables :                                                                                          0.00
                                                                                                              ------------------
Additional Finance Charge Receivables :                                                                                     0.00
                                                                                                              ------------------
Additional Total Receivables :                                                                                              0.00
                                                                                                              ------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                              ------------------

End of the Month Principal Receivables :                                                                       10,262,130,267.41
                                                                                                              ------------------
End of the Month Finance Charge Receivables :                                                                     314,864,064.82
                                                                                                              ------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                              ------------------
End of the Month Total Receivables :                                                                           10,576,994,332.23
                                                                                                              ------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                              ------------------
Adjusted Invested Amount of all Master Trust Series                                                             9,241,418,104.33
                                                                                                              ------------------

End of the Month Seller Percentage                                                                                         9.95%
                                                                                                              ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : February 1999                                                              ACCOUNTS              RECEIVABLES
                                                                                            --------              -----------

End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                      130,515        183,997,506.70
                                                                                        -------------------   ------------------
      60 - 89 Days Delinquent                                                                       80,885        118,135,010.07
                                                                                        -------------------   ------------------
      90 + Days Delinquent                                                                         143,136        226,558,428.77
                                                                                        -------------------   ------------------

      Total 30 + Days Delinquent                                                                   354,536        528,690,945.54
                                                                                        -------------------   ------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                           5.00%
                                                                                                              ------------------

Defaulted Accounts During the Month                                                                 46,275         52,508,361.81
                                                                                        -------------------   ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       5.92%
                                                                                                              ------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : February 1999                                                              COLLECTIONS           PERCENTAGES
                                                                                            -----------           -----------
Total Collections and Gross Payment Rate                                                   1,282,719,960.21               11.68%
                                                                                        -------------------   ------------------
Collections of Principal Receivables and Principal Payment Rate                            1,079,892,568.12               10.15%
                                                                                        -------------------   ------------------

      Prior Month Billed Finance Charge and Fees                                             172,237,165.70
                                                                                        -------------------
      Amortized AMF Income                                                                    10,953,764.83
                                                                                        -------------------
      Interchange Collected                                                                    8,602,800.62
                                                                                        -------------------
      Recoveries of Charged Off Accounts                                                      14,469,545.18
                                                                                        -------------------
      Collections of Discounted Receivables                                                            0.00
                                                                                        -------------------

Collections of Finance Charge Receivables and Annualized Yield                               206,263,276.33               23.26%
                                                                                        -------------------   ------------------


CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : February 1999

Beginning Unamortized AMF Balance                                                                                  56,052,292.10
                                                                                                              ------------------
+     AMF Slug                                                                                         0.00
                                                                                        -------------------
+     AMF Collections                                                                          7,517,880.59
                                                                                        -------------------
-     Amortized AMF Income                                                                    10,953,764.83
                                                                                        -------------------
Ending Unamortized AMF Balance                                                                                     52,616,407.86
                                                                                                              ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : February 1999

Gross Principal Payment Rate                                                                         10.15%
                                                                                        -------------------

May 17, 1994   3% Discount of Addition                                                                             50,184,973.92
                                                                                                              ------------------
      Total Discounted Receivables Collections as of Beginning of Month                       50,184,973.92
                                                                                        -------------------
      Collections of Discounted Receivables Current Month                                              0.00
                                                                                        -------------------
Discounted Receivables to be Collected                                                                                      0.00
                                                                                                              ------------------



                                            /s/ Douglas C.H. Adamson
                                            -------------------------------
                                            Douglas C.H. Adamson
                                            Securitization Manager



                                                                   Page 8 of 43